Jan Fischer-Wade
Allstate Life Insurance Company of New York
Phone: 402.975.6368
Email: jfis6@allstate.com

VIA EDGAR TRANSMISSION

March 13, 2017

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

RE:   Allstate Life of New York Separate Account A ("Registrant")
      File No. 811-07467

Members of the Commission:

On behalf of Allstate Life Insurance Company of New York and Allstate Life of New York Separate Account A, we hereby submit, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (“1940 Act”), that the annual reports for the following underlying funds for the period ended December 31, 2016, have been submitted to contract owners.

Fund Company	1940 Act Registration No.
Advanced Series Trust	811-05186
AB Variable Products Series Fund, Inc.	811-05398
Delaware VIP® Trust	811-05162
The Dreyfus Socially Responsible Growth Fund, Inc.	811-07044
Dreyfus Stock Index Fund, Inc.	811-05719
Dreyfus Variable Investment Fund	811-05125
Deutsche Variable Series I	811-04257
Deutsche Variable Series II	811-05002
Variable Insurance Products Fund	811-03329
Variable Insurance Products Fund II	811-05511
Franklin Templeton Variable Insurance Products Trust	811-05583
Goldman Sachs Variable Insurance Trust	811-08361
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
Lord Abbett Series Fund, Inc.	811-05876
MFS Variable Insurance Trust	811-08326
Morgan Stanley Variable Investment Series	811-03692
Oppenheimer Variable Account Funds	811-04108
PIMCO Variable Insurance Trust	811-08399
Putnam Variable Trust	811-05346
The Universal Institutional Funds, Inc.	811-07607
Wells Fargo Variable Trust	811-09255

Some of the funds included in each Fund Company’s annual report filings may not be available under every contract offered by the Registrant.  We understand that the funds have filed or will file these reports with the Commission.

You may direct any questions regarding this filing to the undersigned at (402) 975-6368.

Very truly yours,

/s/ JAN FISCHER-WADE
Jan Fischer-Wade
Senior Attorney